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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          SERIES 1995-A
               CHEVY CHASE MASTER CREDIT CARD TRUST II

RECEIVABLES


Beginning of the Month Principal Receivables:              $  2,077,427,520.47
Beginning of the Month Finance Charge Receivables:         $     76,461,713.10
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,153,889,233.57


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00


Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,025,676,913.10
End of the Month Finance Charge Receivables:               $     76,786,914.89
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,102,463,827.99


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  1,870,000,000.00
End of the Month Transferor Amount                         $    155,676,913.10
End of the Month Transferor Percentage                                    7.69%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES


   30-59 Days Delinquent                                   $     49,232,340.45
   60-89 Days Delinquent                                   $     33,202,032.02
   90+ Days Delinquent                                     $     61,698,632.59


   Total 30+ Days Delinquent                               $    144,133,005.06
   Delinquent Percentage                                                  6.86%

Defaulted Accounts During the Month                        $     17,674,005.29
Annualized Default Percentage                                            10.21%

Principal Collections                                           207,572,127.70
Principal Payment Rate                                                    9.99%

Total Payment Rate                                                       11.23%




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INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 368,000,000.00
   Class B Initial Invested Amount        $  32,000,000.00

INITIAL INVESTED AMOUNT                                    $    400,000,000.00

   Class A Invested Amount                $ 368,000,000.00
   Class B Invested Amount                $  32,000,000.00

INVESTED AMOUNT                                            $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           19.25%
PRINCIPAL ALLOCATION PERCENTAGE                                          19.25%


MONTHLY SERVICING FEE                                      $        666,666.66

INVESTOR DEFAULT AMOUNT                                    $      3,402,246.02


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

   Class A Finance Charge Collections     $   6,521,514.23
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      6,521,514.23


   Class A Monthly Interest               $   1,621,500.00
   Class A Servicing Fee                  $     613,333.33
   Class A Investor Default Amount        $   3,130,066.34

TOTAL CLASS A EXCESS SPREAD                                $      1,156,614.56


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

   Class B Finance Charge Collections     $     567,088.19
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        567,088.19


   Class B Monthly Interest               $     143,640.00
   Class B Servicing Fee                  $      53,333.33

TOTAL CLASS B EXCESS SPREAD                                $        370,114.86




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EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      1,526,729.42


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        272,179.68

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $         23,596.37
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $      1,230,953.37


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      3,290,793.04


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1995-A

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account




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   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                          7.88%
   Base Rate (Prior Month)                            7.85%
   Base Rate (Two Months Ago)                         8.24%

THREE MONTH AVERAGE BASE RATE                                             7.99%

   Portfolio Yield (Current Month)                   11.06%
   Portfolio Yield (Prior Month)                     12.37%
   Portfolio Yield (Two Months Ago)                  14.10%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.51%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

   Class A Principal Collections          $  36,761,023.81

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

   Class B Principal Collections          $   3,196,610.76

TOTAL PRINCIPAL COLLECTIONS                                $     39,957,634.57


REALLOCATED PRINCIPAL COLLECTIONS                          $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount             0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     39,957,634.57
SHARING



INVESTOR CHARGE OFFS --



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CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  52,000,000.00
   Available Cash Collateral Amount       $  52,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets      $           0.00
   Class B Interest Rate Cap Paymets      $           0.00

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer

                                         Mark A. Holles
                                By:  ________________________
                                         Mark A. Holles
                                         Vice President